Exhibit 24

Power of Attorney

We, the undersigned, Directors of Perini Corporation, hereby severally constitute Robert Band and Michael E. Ciskey, and each of them singly, our true and lawful attorneys, with full power to them and to each of them to sign for us, and in our names in the capacities indicated below, any Annual Report on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 to be filed with the Securities and Exchange Commission and any and all amendments to said Annual Report on Form 10-K, hereby ratifying and confirming our signatures as they may be signed by our said Attorneys to said Annual Report on Form 10-K and to any and all amendments thereto and generally to do all such things in our names and behalf and in our said capacities as will enable Perini Corporation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities and Exchange Commission.

WITNESS our hands and common seal on the date set forth below.

/s/Peter Arkley                  Director        March 10, 2004
Peter Arkley                                        Date

/s/Robert Band                   Director        March 10, 2004
Robert Band                                         Date

/s/James A. Cummings             Director        March 10, 2004
James A. Cummings                                   Date

/s/Frederick Doppelt             Director        March 10, 2004
Frederick Doppelt                                   Date

_______________________          Director
Asher B. Edelman                                    Date

/s/Robert A. Kennedy             Director        March 10, 2004
Robert A. Kennedy                                   Date

/s/Michael R. Klein              Director        March 10, 2004
Michael R. Klein                                    Date

/s/Raymond R. Oneglia            Director        March 10, 2004
Raymond R. Oneglia                                  Date

/s/Ronald N. Tutor               Director        March 10, 2004
Ronald N. Tutor                                     Date